CONVERTIBLE SECURITIES AGREEMENT
                   OF INTELECT COMMUNICATIONS SYSTEMS LIMITED



         THIS CONVERTIBLE SECURITIES AGREEMENT (hereinafter the "Agreement") is made and entered into as of this 7th day of June, 1996 by the undersigned in connection with the sale by INTELECT COMMUNICATIONS SYSTEMS LIMITED, a company organized under the laws of Bermuda (hereinafter "Seller") of certain debentures (hereinafter the "Debentures"), convertible into common shares (hereinafter the "Shares") of Seller to (i) INFINITY INVESTORS, LTD., a corporation organized under the laws of Nevis, West Indies, and (ii) SECREST CAPITAL LIMITED, a corporation organized under the laws of Nevis, West Indies (singularly a "Buyer" and collectively "Buyers"). Each of the Seller and the Buyers (hereinafter collectively the "Parties") hereby represent, warrant and agree as follows:

     1.           AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.


                  (i) Buyers hereby subscribe for an aggregate of Five Million Dollars ($5 million U.S.) principal amount of Debentures, convertible into Shares in accordance with the terms set forth in the form of Debenture attached as Exhibit A to this Agreement.

                  (ii) Buyers shall pay an aggregate of Five Million Dollars ($5 million U.S.) (the "Purchase Price") for the Debentures by delivering same day funds in United States dollars against counter-delivery of the Debentures by Seller, pursuant to the Instruction Letter in the form attached hereto as Exhibit B, to be executed contemporaneously herewith (the "Instruction Letter").

                  (iii)    Infinity  Investors,  Ltd. shall   subscribe  for  $4
         million of the Debentures and Secrest   Capital Limited shall subscribe
         for $1 million of the Debentures.

     2.           BUYER'S REPRESENTATIONS AND COVENANTS.

                  Each Buyer severally represents, warrants and covenants to Seller as follows:

                  (i) This Agreement has been duly authorized, validly executed and delivered on behalf of each Buyer and is a valid and binding agreement of each Buyer in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors' rights;

                  (ii)     Each Buyer is purchasing  the  Debentures for its own
         account for investment purposes and not with a view towards distribution. Each Buyer understands and agrees that it must bear the economic risks of its investment for an indefinite period of time. Each Buyer has received and carefully reviewed copies of the Public Documents (as defined


CONVERTIBLE SECURITIES AGREEMENT - PAGE 1
(INTELECT COMMUNICATION SYSTEMS LIMITED)



         below). Each Buyer understands that the offer and sale of the Debentures are being made only by means of this Agreement. No representations or warranties have been made to either Buyer by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them except as set forth herein. Each Buyer is aware that the purchase of the Debentures involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Each Buyer has had the opportunity to ask questions of, and receive answers and satisfactory to it from, Seller's management regarding Seller. Each Buyer understands that no Federal or State governmental authority has made any finding or determination relating to the fairness of an investment in the Debentures and that no Federal or State governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Each Buyer, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties. Each Buyer has significant assets, and upon consummation of the purchase of the Debentures, will continue to have significant assets exclusive of the Debentures. Neither Buyer has been organized for the purpose of acquiring the Debentures;

                  (iii) Each Buyer is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as amended (the "Securities Act");

                  (iv) Each Buyer understands that the Debentures are being offered and sold to it in reliance on specific provisions of Federal and State securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each Buyer set forth herein in order to determine the applicability of such provisions;

                  (v) Each Buyer, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and has not relied on any information or representations made by third parties; and

                  (vi) Each Buyer understands that neither the Debentures nor the Shares have been registered under the Securities Act and therefore it cannot dispose of any or all of the Debentures or the Shares unless such Debentures or Shares are subsequently registered under the Securities Act or exemptions from such registration are available. Each Buyer acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1993, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN



CONVERTIBLE SECURITIES AGREEMENT - PAGE 2
(INTELECT COMMUNICATION SYSTEMS LIMITED)



         ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SHARES WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

         3.       SELLER'S REPRESENTATIONS AND COVENANTS.

                  Seller  represents,   warrants  and  covenants  to  Buyers  as
follows:

                  (i) Seller has been duly incorporated and is validly existing and in good standing under the laws of Bermuda. Seller has registered its common shares pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of the Exchange Act, and Seller's common shares traded on the Nasdaq National Market, Symbol ICOMF;

                  (ii) Seller has furnished each Buyer with copies of Seller's most recent Annual Report on its Form 10-K filed with the Securities and Exchange Commission ("SEC") and all Forms 10-Q and 8-K filed thereafter (the "Public Documents"). The Public Documents at the time of their filing do not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Seller currently has 12,885,537 common shares, and no preferred shares, issued and outstanding;

                  (iii) Seller has filed all materials required to be filed pursuant to all applicable reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period necessary to meet the eligibility requirements of the SEC with respect to the use of a Registration Statement on Form S-3 for the filing of a resale registration statement with the SEC, and Seller currently meets such eligibility requirements;


                  (iv) The Debentures, and the Shares when issued and delivered upon conversion thereof, have been and will be duly and validly authorized and issued, and with respect to the Shares, fully-paid and nonassessable, free from all encumbrances and restrictions other than restrictions on transfer imposed by applicable securities laws and/or this Agreement, and will not subject the holders thereof to personal liability by reason of being such holders. Except for preemptive rights as to which Seller has received effective waivers, there are no preemptive rights of any shareholder of Seller with respect to the Debentures or the Shares;

                  (v) This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement of Seller in accordance with its terms,



CONVERTIBLE SECURITIES AGREEMENT - PAGE 3
(INTELECT COMMUNICATION SYSTEMS LIMITED)

         subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

                  (vi) The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the Shares upon conversion thereof, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of association or Byelaws of Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets;

                  (vii) No authorization, approval, filing with or consent of any governmental body is required for the issuance and sale of the Debentures, or the Shares upon conversion thereof, as contemplated by this Agreement;

                  (viii) Seller will issue one or more Debentures in the name of each Buyer in the ratios specified in Section 1 above in denominations of $100,000. Upon conversion of the Debentures, Seller will issue one or more certificates representing the Shares in the name of each Buyer, with a legend substantially in the form specified by
         Section 2(vi) above, and in such denominations to be specified by each Buyer prior to conversion;

                  (ix) Seller will comply with all applicable securities laws and regulations with respect to the sale and issuance of the Debentures (and the Shares into which they are convertible) to each Buyer, including but not limited to the filing of all reports required to be filed in connection therewith with the SEC or any stock exchange or NASDAQ or any other regulatory authority, and shall maintain its eligibility to use Form S-3 for the filing of a resale registration statement with respect to the Shares with the SEC;

                  (x) Seller will maintain the listing of its Shares on the NASDAQ Stock Market, and will reserve from its authorized shares of common stock a sufficient number of shares to permit conversion in full of all outstanding Debentures;

                  (xi) Until such time as Buyers have converted one hundred percent (100%) of the Debentures into Shares, Seller shall not repurchase its common shares or otherwise enter into any transaction which would cause a decrease in the number of its common shares issued and outstanding (other than transactions that similarly decrease the number of common shares into which the Debentures are convertible);

                  (xii) Seller agrees that it will not issue a press release or other communication to the public containing either Buyer's name or other identifying information without said



CONVERTIBLE SECURITIES AGREEMENT - PAGE 4
(INTELECT COMMUNICATION SYSTEMS LIMITED)


         Buyer's written consent, except as required by law, including the Exchange Act, and in fulfilling its obligations under the Registration Rights Agreement; and

                  (xiii) This Agreement, including the Exhibits hereto, does not contain an untrue statement of material fact, or, when taken as a whole, omit any material fact necessary in order to make the statements contained herein or therein not misleading.

        4. REGISTRATION. Buyers hereby notify Seller that they intend to offer for public sale all or any portion of the Shares into which the Debentures are convertible (the "Notice"). Immediately following the Closing, Seller shall be required, at Seller's expense, to effect the registration of the Shares issuable upon conversion of the Debentures held by both Buyers under the Securities Act and relevant Blue Sky laws. Such registration shall be effected in accordance with the terms of the Registration Rights Agreement attached hereto as Exhibit C (the "Registration Rights Agreement"). In the event either the registration of the Shares issuable upon conversion of the Debentures is not effective with the SEC within sixty (60) days of the Closing Date (the "Registration Date"), then such failure shall be a breach of the Debentures entitling Buyers to paid by Seller the "Damage Amount", as liquidated damages and not as a penalty. The Damage Amount shall mean $500 for each $1 million of Debentures for each NASDAQ trading day following the Registration Date in which the registration of the Shares is not effective with the SEC as provided herein, which amount shall increase to (i) $666 for each $1 million of Debentures for each NASDAQ trading day in which such registration is not effective commencing thirty (30) days after the Registration Date and (ii) $1,000 for each $1 million of Debentures for each NASDAQ trading day in which such registration is not effective commencing sixty (60) days after the Registration Date. The Damage Amount shall be payable in cash as of the end of each calendar week following the Delivery Date, and shall be payable whether or not an Event of Default (as defined in the Debenture) has occurred.

        5. CLOSING. The Debentures shall be dated and delivered, and the Purchase Price shall be paid on, June 7, 1996, or at such time to be mutually agreed in accordance with the Instruction Letter (the "Closing Date").

        6.        ADDITIONAL AGREEMENTS.

                  (i) Seller hereby grants to Buyers a right of first refusal on all private financings offered by Seller within a period of 120 days following the date of this Agreement, except for underwritten private financings. Such right of first refusal shall authorize Buyers or any affiliates of Buyers which are accredited investors, at their option, to participate in all or a portion of such financing. Seller shall afford Buyers at least 15 days notice to exercise said option following delivery of the written terms of the proposed financing, during which period Buyers shall be entitled to obtain all available information from Seller with respect to the financing and Seller's current reports as filed with the SEC.



CONVERTIBLE SECURITIES AGREEMENT - PAGE 5
(INTELECT COMMUNICATION SYSTEMS LIMITED)


                  (ii) Buyers hereby agree to acquire an additional $5 million of debentures from Seller on substantially the same terms as set forth in this Agreement, with said sum to be advanced 135 days after the Closing Date (the "Future Transaction"). Consummation of the Future Transaction shall be subject to the following conditions:

                           (a) Execution and delivery of documentation substantially similar to that set forth in this Agreement (and the Exhibits attached hereto) by each of Seller and Buyers, where applicable;

                           (b) There shall have been no material adverse change in the business, operations, financial condition, properties or prospects of Seller from the Closing Date until the date of consummation of the Future Transaction;

                           (c) The current market price per share of common shares of Seller (as such phrase is used in the Debenture) shall not, on average over a 10 trading day period ending on the date of consummation of the Future Transaction (the "Testing Period") be (I) less than $6.00, or (II) more than $17.50;

                           (d)      The   average  trading  volume  of  Seller's
         shares of common shares on NASDAQ for the Testing Period shall not be less than 75,000;

                           (e) Seller shall have at least 12,885,537 common shares issued and outstanding on the date of consummation of the Future Transaction; and

                           (f) Seller shall have complied in all respects prior to the date of the Future Transaction with all terms and conditions of this Agreement and of the Debentures, including, without limitation, timely satisfying the registration requirement set forth in Section 4 by the applicable Registration Date (and such registration statement shall have continuously remained effective through the date of consummation of the Future Transaction).

        7.       MISCELLANEOUS.

                  (i) This Agreement shall be governed by and interpreted in accordance with the laws of Bermuda. Facsimile signatures of this Agreement shall be binding on all parties hereto.

                  (ii) This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



CONVERTIBLE SECURITIES AGREEMENT - PAGE 6
(INTELECT COMMUNICATION SYSTEMS LIMITED)


                  (iii) Seller shall pay to Buyers $7,500 at the Closing, in the manner described in the Instruction Letter, to reimburse Buyers for attorneys' fees and related costs of consummating the transactions contemplated herein.



                            [Signature page follows]


CONVERTIBLE SECURITIES AGREEMENT - PAGE 7
(INTELECT COMMUNICATION SYSTEMS LIMITED)



         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

                          Official Signatory of Buyer:

                            INFINITY INVESTORS, LTD.

                            By:___________________________________
                            Title:________________________________

                            Address:
                            27 Wellington Road
                            Cork, Ireland
                            (Telephone) 353 21 501 109
                            (Fax) 353 21 501 255
                            Attn:  Mr. James G. O'Brien

                            SECREST CAPITAL LIMITED

                            By:___________________________________
                            Title:________________________________

                            Address:
                            27 Wellington Road
                            Cork, Ireland
                            (Telephone) 353 21 501 109
                            (Fax) 353 21 501 255
                            Attn:  Mr. James G. O'Brien

                            Official Signatory of Seller:

                            INTELECT COMMUNICATIONS SYSTEMS LIMITED

                            By:___________________________________
                                Peter G. Leighton, President

                            Address:
                            Reid House, 31 Church Street
                            Hamilton, Bermuda
                            (Telephone)  441/295-8639
                            (Fax)  441/292-5560
                            Attn:  Peter G. Leighton




CONVERTIBLE SECURITIES AGREEMENT - PAGE 7
(INTELECT COMMUNICATION SYSTEMS LIMITED)



                                    EXHIBIT A

                                FORM OF DEBENTURE


                     (The attached form applies to Infinity)